NovaDel Pharma Inc.

Improving treatments for serious diseases with **oral sprays**

NovaDel

10/16/2009

Safe Harbor Statement

Except for historical information contained herein, this document may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve known and unknown risks and uncertainties that may cause the Company’s actual results or outcomes to be materially different from those anticipated and discussed herein including, but not limited to, the successful completion of its pilot pharmacokinetic feasibility studies, the ability to develop products
(independently and through collaborative arrangements), the ability to commercialize and obtain FDA and other regulatory approvals for products under development and the acceptance in the marketplace for oral spray products. The filing of an NDA with the FDA is an important step in the approval process in the
United States. Acceptance for filing by the FDA does not mean that the NDA has been or will be approved, nor does it represent an evaluation of the adequacy of the data submitted. Further, the Company operates in industries where securities may be volatile and may be influenced by regulatory and other factors beyond the Company’s control. In addition, our inability to maintain or enter into, and the risks resulting from our dependence upon, collaboration or contractual arrangements necessary for the development, manufacture, commercialization, marketing, sales and distribution of any of our products could materially impact the Company's actual results. Important factors that the Company believes might cause such differences are discussed in the risk factors detailed in the Company’s most recent Annual Report on Form
10-K and Registration Statements, filed with the Securities and Exchange Commission. In assessing forward-looking statements contained herein, if any, the reader is urged to carefully read all cautionary statements contained in such filings. For more detailed information regarding NovaDel’s financial results and its product pipeline, please review the Company’s SEC filings on Form 10-Q and 10-K at the Investor
Relations section of www.novadel.com.

Investment Highlights

NovaMist™: Proprietary oral spray technology for
systemic delivery

Strong pipeline with multiple products

Products primarily satisfy medical need for faster
onset of action

Targeting large, growing dollar markets

Series of value creating events over the next year

Executive Team

Steven B. Ratoff - Chairman, Interim Chief Executive
Officer:

Venture Partner, ProQuest Investments; Director, Torrey Pines Therapeutics;
Former Chairman/Interim CEO, CIMA Labs; Senior VP/CFO Pharma Group,
Bristol-Myers Squibb. B.S. Business Administration, Boston University; M.B.A.
University of Michigan. CPA

David H. Bergstrom, Ph.D.- Chief Operating Officer:

Senior VP/GM, Cardinal Health; Vice President, Guilford Pharmaceuticals.
Senior management positions: Hoechst Marion Roussel; Hoechst-Roussel
Pharmaceuticals; CIBA-Geigy.  Ph.D. in Pharmaceutics University of Utah;
M.S. in Pharmaceutical Chemistry University of Michigan; B.S. in Pharmacy
Ferris State University

Business Strategy

Progress NovaMist™ pipeline focusing on differentiated
products based on advantages of faster onset of action
and lower potential dose

Minimize development risk and time-to-market by
improving the performance of approved pharmaceutical
products

Maximize value by partnering products once key clinical
milestones are achieved

NovaMist™ Pipeline

Product

Indication

Drug

Preclinical

Phase 1

Phase 2/3

NDA

Approved

Status

NitroMist™

Angina pectoris

nitroglycerin

Zolpimist™

Insomnia

zolpidem

Zensana™

Nausea/Vomiting

ondansetron

Zolpimist™

Middle-of-the-

Night Awakening

zolpidem

NVD-401

Erectile Dysfunction

sildenafil

NVD-301

Pre-Procedure

Anxiety

midazolam

Commercial Environment

Product

Indication

Drug

Market

Size (US)

Existing Products

Future Products

NitroMist™

Angina pectoris

nitroglycerin

~ $0.2 B

Nitrolingual™ pumpspray

Generic sublingual tablets

Transdermal patches

Zolpimist™

Insomnia

zolpidem

Ambien® /Ambien CR

Generic zolpidem

Lunesta®

Sublinox™

Silenor™

Indiplon MR

> $1.5 B

Zensana™

Nausea/Vomiting

ondansetron

Zofran®  Aloxi®  Kytril®

Emend®    Anzemet®

Generic ondansetron

APF530   Aloxi tablet

Sancuso™

Generic granisetron

> $1.5 B

Zolpimist™

Middle-of-the-

Night Awakening

zolpidem

Intermezzo™

Indiplon IR

est. > $0.5 B

NVD-401

Erectile Dysfunction

sildenafil

Viagra® Levitra®

Cialis®

Generic sildenafil

~ $1.6 B

NVD-301

Pre-Procedure

Anxiety

midazolam

Versed®

Generic midazolam

(intravenous, oral syrup)

est. > $0.5B

Nasal spray

NitroMist™
(nitroglycerin oral spray)

Nitroglycerin is the leading short-acting nitrate for the
treatment of angina pectoris

Target Label

Relief of acute relief of an attack or acute prophylaxis of angina pectoris due to coronary artery disease

Target Product Advantages

Ease of use

Little or no waste due to shelf-life

Zensana™
(ondansetron oral spray)

Active ingredient in Zofran® , the world’s leading 5-HT3
antagonist for CINV/RINV

Target Label

Prevention of nausea and vomiting associated with cancer therapy

Prevention of postoperative nausea and/or vomiting

Target Product Advantages

More reliable dosing/adherence by avoiding loss of dose due to vomiting

No need to take with water

Licensed to Par Pharmaceuticals in the US; BioAlliance
in Europe

Zolpimist™
(zolpidem tartrate) Oral Spray

Active ingredient in Ambien® /Ambien CR®/Stilnox ®,
the world’s leading hypnotic for treatment of insomnia

Approved by the FDA December 2008

Label

The short-term treatment of insomnia characterized by difficulties with sleep initiation

Product Advantages

Faster rise in blood levels

No need to take with water

Low-dose clinical program opportunity

Zolpimist™- MOTN
(zolpidem tartrate) Oral Spray

Takes advantage of the low-dose program

Target Label

Short-term treatment of middle-of-the night (MOTN) awakenings with an expectation of 4 hours of sleep

Target Product Advantages

Faster onset of action

Distinct labeling for MOTN

No need to take with water

2009
2010
2011
NitroMist (nitroglycerin)
US Commercialization Partnership
US Launch
ZolpiMist (zolpidem)
US Commercialization Partnership
US Launch
Zensana (ondansetron)
NDA Submission
MAA Submission
NDA Approval
US Launch
MAA Approval
NVD-301 (midazolam)
Pilot PK/PD Data
Definitive PK/PD Data
NVD-401 (sildenafil)
Pilot PK/PD Data
Definitive PK/PD Data

NovaDel Pharma Inc. – All rights reserved

Milestones

Summary

NovaMist™: Proprietary oral spray technology for
systemic delivery

Strong pipeline with multiple products

Products primarily satisfy medical need for faster
onset of action

Targeting large, growing dollar markets

Series of value creating events over the next year